Exhibit 10.1

                                   ASSIGNMENT

     This  Assignment  (this  "Assignment")  is  made  as of  this  27th  day of
December,   2004,   by  Beacon  Power   Corporation,   a  Delaware   corporation
("Assignor"), in favor of CRT Capital Group LLC ("Assignee").

                                   WITNESSETH:

     WHEREAS, Assignor is the holder of that certain Amended and Restated Warrant (the "Warrant") dated as of October 18, 2004 for shares of common stock, $.01 par value per share of Evergreen Solar, Inc., a Delaware corporation ("Evergreen"), a copy of which is attached hereto as Exhibit A;

     WHEREAS, Assignor desires to irrevocably assign, convey, and transfer the Warrant to Assignee.

     NOW, THEREFORE, in consideration of the foregoing premises, of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby agrees as follows:

     1. Assignment. Assignor hereby assigns, conveys and transfers to Assignee all of its right, title and interest in and to the Warrant for an aggregate purchase price of One Million Eight Hundred Thousand Dollars ($1,800,000.00).

     2. Benefit and Governing Law. This Assignment shall be governed in all respects by the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

     3. Further Assurances. Promptly upon request of the other party, Assignor shall, at any time and from time to time after this Assignment, upon request of the Assignee, execute, acknowledge and deliver to Assignor such further acts, conveyances and assurances as may reasonably be required or appropriate to perfect the transfer of the Warrant to Assignee and carry out the intent and purpose of this Assignment.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the date first written above.

                                       ASSIGNOR:

                                       BEACON POWER CORPORATION


                                       By: /s/ James M. Spiezio
                                           ----------------------------
                                       Name:    James M. Spiezio
                                       Title:   Chief Financial Officer


ACCEPTED:

CRT CAPITAL GROUP LLC
Address:  262 Harbor Drive, Stamford, CT 06902


By:      /s/ David J. Amster
         -------------------------
Name:    David J. Amster
Title:   Chief Compliance Officer

                                                                      Exhibit A

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No.: W-1

                          AMENDED AND RESTATED WARRANT
                            TO PURCHASE COMMON STOCK
                                       OF
                              EVERGREEN SOLAR, INC.

                          (void after August 12, 2006)

     THIS AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK OF EVERGREEN SOLAR, INC. (the "Warrant") is entered into as of October 18, 2004 by and between Evergreen Solar, Inc., a Delaware corporation (the "Company") and Beacon Power Corporation ("Beacon Power").

     WHEREAS, the Company and Beacon Power entered into that certain Warrant to Purchase Common Stock of the Company dated as of May 15, 2003 (the "Original Warrant") pursuant to which Beacon Power, or its assigns, is entitled to purchase from the Company 2,400,000 shares of Common Stock (as defined below) at any time before 5:00 p.m. New York City time on May 14, 2006 (the "Original Termination Date"); and

     WHEREAS, the Company and Beacon Power both desire to amend and restate the Original Warrant to extend the Original Termination Date.

     NOW THEREFORE, the Company and Beacon Power agree, pursuant to Section 9 of the Original Warrant, that the Original Warrant is hereby amended and restated in its entirety as follows:

     1. Issuance of Warrant. FOR VALUE RECEIVED, from and after the Commencement Time (as defined below), and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from the Company, at any time before 5:00 p.m. New York City time on August 12, 2006 (the "Termination Date"), the Warrant Stock (as defined below) at a price per share equal to the Warrant Price (as defined below) upon exercise of this Warrant pursuant to Section 6 hereof.

     2. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

          (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the Commonwealth of Massachusetts, the State of New York or the District of Columbia are authorized to be closed.

          (b) "Commencement Time" means May 15, 2003.

          (c) "Common Stock" means the Company's Common Stock, $.01 par value per share.

          (d) "Holder" means Beacon Power Corporation, or its assigns.

          (e) "Person" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          (f) "Warrant Price" means $3.37 per share subject to adjustment  under
          Section 3.

          (g) "Warrant Stock" means the shares of Common Stock (or other securities) purchasable upon exercise of this Warrant. The total number of shares to be issued upon the exercise of this Warrant shall be 2,400,000 shares, subject to adjustment under Section 3.

     3. Adjustments and Notices. The Warrant Price and/or the Warrant Stock shall be subject to adjustment from time to time in accordance with this
     Section 3. The Warrant Price and/or the Warrant Stock shall be adjusted to reflect all of the following events that occur on or after the Commencement Time.

          (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of shares of Warrant Stock for which this Warrant may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased. In case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares of Warrant Stock for which this Warrant may be exercised immediately prior to such combination shall be proportionately decreased. In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

          (b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of the Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

          (c) Reorganization, Merger etc. In case of any merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, or sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised portion of this Warrant, and in lieu of the shares of Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property that would have been receivable upon such reorganization, merger or sale by the Holder with respect to the Warrant Stock if this Warrant had been exercised immediately before the consummation of such transaction. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive transactions of the type described in this subparagraph
          (c).

          (d) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

          (e) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this
          Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If an event not specified in this Section 3 occurs that has substantially the same economic effect on the Warrant as those specifically enumerated, then Section 3 shall be construed liberally, mutatis mutandis, in order to give the Warrant the intended benefit of the protections provided under this Section 3. In such event, the Company's Board of Directors shall make an appropriate adjustment in the Warrant Price so as to protect the rights of the holders of this Warrant; provided that no such adjustment shall increase the Warrant Price as otherwise determined pursuant to this
          Section 3 or decrease the number of shares of Common Stock issuable upon exercise of this Warrant.

          (f) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

     4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

     5. Reservation of Stock. The Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise of this Warrant.

     6. Exercise of Warrant. This Warrant may be exercised as a whole by the Holder, at any time from and after the Commencement Time and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying that all of the Warrant is to be exercised and accompanied by payment in full of the Warrant Price in wire transfer or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise.

     7. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided:

          (a) that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act, and

          (b) that if after such transfer there will be two or more such Warrants (due to the Warrant having been transferred in part and not in whole), that all persons holding a Warrant covering shares that were covered by the original Warrant must agree in writing with each other that none of them will exercise unless all of them exercise simultaneously, and

          (c) that unless the Company approves the transfer in writing (which approval shall not be unreasonably withheld), that the transferee certifies to the transferor that the transferee is not directly engaged in the research, development or manufacture of photovoltaic wafers, solar cells, or panels.

     8. Termination. This Warrant shall terminate at 5:00 p.m. New York City time on the Termination Date.

     9. Miscellaneous. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware by Delaware residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

     10. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together be considered one and the same instrument.

     IN WITNESS WHEREOF, this Warrant is executed as of the day, month and year first written above.


EVERGREEN SOLAR, INC.                  BEACON POWER CORPORATION


By:/s/ Richard G. Chleboski            By: /s/ James M. Spiezio
      ------------------------             -----------------------
Name:  Richard G. Chleboski            Name:  James M. Spiezio
Title:  Chief Financial Officer        Title:  Chief Financial Officer

                                  Attachment 1



NOTICE OF EXERCISE

TO:  EVERGREEN SOLAR, INC.

1. The undersigned hereby elects to purchase all shares of Warrant Stock of Evergreen Solar, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                         ------------------------------
                 (Name in which certificate(s) are to be issued)

                         -------------------------------
                                    (Address)




                                           -----------------------------------
                                                (Name of Warrant Holder)

                                       By:
                                           -----------------------------------
                                    Title:
                                           -----------------------------------
                              Date signed:
                                           -----------------------------------

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

     In connection with the purchase of the shares of Warrant Stock upon exercise of the enclosed Warrant, the undersigned hereby represents to Evergreen Solar, Inc. (the "Company") as follows:

     (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

     (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

     (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

     (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks
(including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

     (e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

Dated:
      ------------------


---------------------------------------
(Typed or Printed Name)


By:
   -----------------------------------
              (Signature)


---------------------------------------
(Name)


---------------------------------------
(Title)